UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May, 28, 2026
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange
__________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2026 Annual Meeting was held on May 28, 2026. Shareholders voted as follows on the matters presented for a vote.

Item 1. Election of Directors

The ten nominees for election to the Board were elected, each for a term expiring at the Company’s 2027 Annual Meeting of Shareholders, based upon the following votes:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Deirdre P. Connelly	139,549,226	4,214,652	288,859	27,410,909
Ellen G. Cooper	140,233,364	3,542,362	277,011	27,410,909
William H. Cunningham	137,494,134	5,693,056	865,547	27,410,909
Reginald E. Davis	141,063,811	2,127,347	861,579	27,410,909
Eric G. Johnson	138,547,487	4,661,800	843,450	27,410,909
Gary C. Kelly	139,339,879	3,845,204	867,654	27,410,909
M. Leanne Lachman	135,650,802	7,529,292	872,643	27,410,909
Dale LeFebvre	141,002,646	2,159,505	890,586	27,410,909
James Morris	141,173,189	2,015,026	864,522	27,410,909
Owen Ryan	141,077,447	2,110,387	864,903	27,410,909

Item 2. Ratification of Auditors

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2026 was approved based on the following votes:

For	Against	Abstentions
167,591,614	3,365,510	506,522

There were no broker non-votes for this item.

Item 3. Advisory Resolution on Executive Compensation

The proposal to approve an advisory resolution regarding the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2026 Proxy Statement, was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
101,944,594	41,153,657	954,486	27,410,909

Item 4. Non-Binding Shareholder Proposal Regarding Independent Board Chair

The non-binding shareholder proposal to amend the Company’s corporate governance documents to require an independent board chairman was not approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
40,910,999	102,198,953	942,785	27,410,909

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Nancy A. Smith
Name:	Nancy A. Smith
Title:	Senior Vice President and Secretary

Date: June 1, 2026